UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24 2010

Bio-Matrix Scientific Group, Inc.
(Exact Name of Company as Specified in Charter)

Delaware	0-32201	33-0824714
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8885 Rehco Road, San Diego, California 92121
(Address of Principal Executive Offices, Zip Code)

Company’s telephone number, including area code: (619) 398-3517 ext. 308

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

On March 24, 2010  Bio Matrix Scientific Group, Inc.  (the “Company”)and Hazard Commercial Complex LLC (“Hazard”) entered into an agreement to restructure payment terms pertaining to the Company’s lease on its 14,562 sq. ft. facility located at 8885 Rehco Rd., San Diego CA 92121 (“Agreement”) .

Pursuant to the Agreement,

(a)	the Company issued to Hazard 2,511,546 common shares in satisfaction of $288,828 of accrued rental expenses and
(b)	for each month in which a rental expense to Hazard is incurred, the Company shall

(1)	pay, as of the customary due date for that Rental Period (“Monthly Due Date”), the amount of $5,000 and
(2)
issue that number of the common shares of the Company ( valued at the closing bid price on the primary market over which the company’s common shares publicly trade as of the Monthly Due Date) which equal in value that Rental Period’s rent expense less $5,000 or

(c)	at the option of the Company, pay the rent to Hazard entirely in cash.

The Agreement also requires that the Company issue an adequate number of common shares to Hazard over the term of the lease which would allow Hazard to recover 110% of all amounts due under the original lease. The 10% return shall not be compounded and, for each month’s (“Rental Period”) rent expense shall be computed beginning on the date that month’s rental obligation under the lease became due and ending on the earlier of the date the common shares are either (a) sold by Hazard or (b) a period of six months from the date that particular rental obligation was incurred has elapsed (“Adjustment date”). In the event  that, as of an Adjustment Date,

(a) the aggregated total of all payments made to Hazard is less than 110% of the  amounts due under the lease for the applicable Rental Periods, then the Company shall pay cash to Hazard to satisfy the deficit, or shall issue such additional common shares  to Hazard (valued at the bid price as of the date of issuance) to satisfy the deficit, or any combination of the two, at the Company’s sole discretion

(b) the aggregated total is more than the110% of the  amounts due under the lease for the applicable Rental Periods,  then Hazard shall issue a credit to the Company equal to one-half of that amount which exceeds  110% of the  amounts due under the lease for the applicable rental periods (“Company Credit”), which may

(a) be utilized by the Company to offset any obligations the Company has to Hazard, including but not limited to any obligations to be incurred pursuant to any rental extension, at the Company’s sole option, or

(b) in the event the Company elects not to utilize the Company Credit to offset any obligations the Company has to Hazard, Hazard may, at its sole discretion, either (i) pay the Company Credit to the Company in cash or (ii) return to the Company that number of common shares (valued at the bid price as of the applicable Adjustment Date) which shall be equal in value to the Company Credit.

Item 3.02 Unregistered Sales of Equity Securities.

On February 10, 2010 the Company issued 3,000,000 of its common shares (“Shares”) in satisfaction of $30,000 owed by the Company to holders of  the Company’s convertible debentures.

The Offer and Sale of the Shares was exempt from the registration provisions of the Securities Act of 1933 (the “Act”), by reason of Section 4(2) thereof.

The Shares were offered directly through the management. No underwriters were retained to serve as placement agents. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

A legend was placed on the certificate that evidences the Shares stating that the Shares have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of the Shares.

On March 31, 2010 the Company issued 2,511,546 of its common shares (“Shares”) in accordance with the Agreement described in Item 1.01 of this Current Report as consideration for $288,828 of accrued rental expenses.

The Offer and Sale of the Shares was exempt from the registration provisions of the Act, by reason of Section 4(2) thereof.

The Shares were offered directly through the management. No underwriters were retained to serve as placement agents. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

A legend was placed on the certificate that evidences the Shares stating that the Shares have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of the Shares.

On March 31, 2010 the Company issued 3,593,268 shares of common stock (“Shares”) to Bombardier Pacific Ventures, Inc., an entity controlled by the Company’s Chairman and CEO,   in satisfaction of $251,529 of debt owed by the Company to Bombardier Pacific Ventures.

The Offer and Sale of the Shares was exempt from the registration provisions of the Act , by reason of Section 4(2) thereof.

The Shares were offered directly through the management. No underwriters were retained to serve as placement agents. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

A legend was placed on the certificate that evidences the Shares stating that the Shares have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of the Shares.

On March 31, 2010 the Company issued 6,777,920 shares of common stock (“Shares”) in satisfaction of $234,454 of debt owed by the Company to various noteholders and holders of the Company’s convertible debentures.

The Offer and Sale of the Shares was exempt from the registration provisions of the Act, by reason of Section 4(2) thereof.

The Shares were offered directly through the management. No underwriters were retained to serve as placement agents. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

A legend was placed on the certificate that evidences the Shares stating that the Shares have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of the Shares.

On March 31, 2010 the Company issued 4,454,994 shares of common stock (“Shares”) to David Koos, the Company’s Chairman and CEO, in satisfaction of $304,500 in accrued salary owed by the Company to David Koos.

The Offer and Sale of the Shares was exempt from the registration provisions of the Act, by reason of Section 4(2) thereof.

The Shares were offered directly through the management. No underwriters were retained to serve as placement agents. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

A legend was placed on the certificate that evidences the Shares stating that the Shares have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of the Shares.

Item 9.01.     Financial Statements and Exhibits.

EXHIBIT INDEX
Exhibit Number	Description
Ex. 10.1	Agreement by and between Bio Matrix Scientific Group, Inc. and Hazard Commercial Complex LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-MATRIX SCIENTIFIC GROUP, INC.

By: /s/ David Koos
David Koos
Chief Executive Officer
Dated: April 19, 2010